1 RENEWAL RIGHTS AGREEMENT This RENEWAL RIGHTS AGREEMENT (this "Agreement"), dated as of June 9, 2022, is made and entered into by and between WRIGHT NATIONAL FLOOD INSURANCE COMPANY, a Texas corporation ("Buyer"), and UNITED PROPERTY & CASUALTY INSURANCE COMPANY, a Florida corporation ("Seller"). Buyer and Seller are sometimes referred to herein each as a "Party" and collectively the "Parties". Background WHEREAS, Seller and Buyer are engaged in insurance business throughout the United States of America. Seller wishes to sell the renewal rights to their entire National Flood Insurance Program (“NFIP”) Write Your Own flood insurance business to Buyer and to provide certain non-competition, indemnification and other assurances to Buyer as a material inducement for Buyer to enter into this transaction. Buyer desires to acquire such renewal rights upon the terms and conditions expressed in this Agreement. THEREFORE, the Parties, intending to be legally bound, hereby agree as follows: Terms 1. Purchase and Sale. (a) Seller hereby agree to sell, convey and assign to Buyer their interests in the renewal rights (the "Renewal Rights" as further defined below) to the National Flood Insurance Program Write Your Own insurance policies (“Flood Policies”) listed in Schedule 1(a) hereto (the "Flood Book"), and Buyer hereby agrees to purchase the Renewal Rights in exchange for the purchase price described in Section 2. Seller agrees to provide a supplement to Schedule 1(a), no later than one-hundred twenty days after the Closing Date, to identify: (i) those Flood Policies which were quoted by Seller prior to, but which have an effective date after, the Closing Date; and (ii) Flood Policies quoted by Seller after the Closing Date and prior to July 31, 2022 (“Transition Period”), which are issued by Seller to assist in an orderly transition of this business for Buyer agents. Seller will not quote any new NFIP Flood Policies after July 31, 2022. (b) "Renewal Rights" means Seller' rights from and after the Closing Date to renew or replace all Flood Policies comprising the Flood Book. For the avoidance of doubt, Buyer acknowledges and agrees that Seller does not have the power or ability to require any policyholder or producer of any policy included in the Flood Book to write or renew any such policy following the Closing Date, upon expiration or otherwise. (c) "Flood Book" shall mean (i) all of Seller' right, title and interest in the Flood Policies; (ii) a complete list of all such insurance policies, policy type, coverage level, premium amount, expiration date for each of the Flood Policies, which shall be specifically contained within an Excel spreadsheet attached hereto as Schedule 1(a); and (iii) all business data available with National Flood Services pertaining to the Flood Book, which shall be provided by Seller to Buyer upon execution of this Agreement. (d) Buyer shall not assume or be deemed to assume, or become liable in any way for, any obligations or liabilities of Seller, whether related to the Flood Book or not, except as specifically provided herein. Any claims presented on policies bound by Seller prior to or after the Closing Date are the sole responsibility of Seller. Any claims presented on policies written or renewed by Buyer prior to or after the Closing Date are the sole responsibility of Buyer. The Parties recognize and agree that only the Renewal Rights for the Flood Book, and no other aspect of Seller' operations, are being

2 acquired by Buyer. 2. Purchase Price. (a) The aggregate purchase price for the Renewal Rights shall be an amount in cash equal to $3,600,000 (the "Purchase price"). (b) At the Closing, Buyer will pay to Seller the Purchase price by wire transfer of immediately available funds to an account designated by Seller (which account shall be so designated prior to the Closing Date). 3. Closing. (a) The closing of the purchase and sale of the Renewal Rights (the "Closing") shall take place on June 30, 2022 (the "Closing Date"), following both receipt of the necessary state /federal regulatory approvals and the execution of this Agreement, remotely via the exchange of documents and signatures. (b) At the Closing: (i) Seller shall execute and deliver to Buyer a Bill of Sale and Assignment with respect to the Renewal Rights, substantially in the form of Exhibit A hereto (the "Bill of Sale"); (ii) Each Party will execute and deliver to the other Party such documents or instruments that the other Party reasonably requests at least three Business Days prior to the Closing Date to effect the transactions contemplated hereby. (iii) Buyer shall pay Seller the Purchase price as stated in Section 2. (c) The Parties agree that, in order to effectuate an orderly transition of the Flood Book to Buyer, they will cooperate and provide assistance to each other, and shall work in good faith to develop an orderly transition plan of the Flood Book from Seller to Buyer. Such cooperation shall include, without limitation, each Party using its commercially reasonable efforts to deal cooperatively with agents, brokers and other intermediaries ("Agents") who produce the WYO Policies and the policyholders of the WYO Policies. 4. Closing Deliveries. (a) Mutual Deliveries. The Parties shall mutually deliver all necessary approvals required of them by the Federal Emergency Management Agency ("FEMA") of the transaction proposed herein. (b) NFS. Seller shall work with Buyer to ensure that there is an agreement in place, satisfactory to Buyer in Buyer’s reasonable commercial discretion, for NFS to timely transfer policy to data to Buyer. Buyer shall be responsible for up to $200,000 of costs associated with such transfer. Seller shall be responsible for costs in excess of $200,000. 5. Risk Apportionment; Timing of Billings. With respect to those policies comprising the Flood Book: (a) Risk Apportionment. Seller shall retain the risk of, and be legally responsible for, any errors or omissions committed with respect to Flood Policies it issued either prior to the Closing Date or during the Transition Period. Buyer shall bear the risk of, and be legally responsible for, any errors or

3 omissions committed with respect to Flood Policies it issues or renews on or after the Closing Date. (b) Timing of Billings. Regardless of when premiums from such Flood Policies are billed or received: (i) all premiums and additional premiums resulting from endorsements or audits for Flood Policies issued by Seller prior to the Closing Date shall be Seller' property, and Seller shall be liable for all return premiums for such Flood Policies that first become due after the Closing Date; and (ii) all premiums and additional premiums resulting from endorsements or audits for Flood Policies issued or renewed by Buyer after the Closing Date shall be Buyer's property, and Buyer shall be liable for all return premiums for such Flood Policies. (c) Buyer and Seller shall hold in trust and promptly pay over to the other Party any monies received by Buyer or Seller that is the property of the other Party. 6. Representations and Warranties of Seller. Seller hereby represent and warrant to Buyer that: (a) Seller are corporations organized and in good standing under the Laws of their state of domicile. Seller have all requisite corporate power and authority and all necessary governmental authorizations to own, lease and operate its properties, to carry on its Flood Book of business as now being conducted and to perform all its obligations under this Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its Flood Book of business requires it to be so qualified. (b) No third party has, as of the Closing Date, asserted to Seller any right to or interest in the Renewal Rights, subject to the rights of producers and policyholders and applicable law. There is no suit, claim, action, proceeding, or investigation pending or threatened against Seller with respect to the Flood Book or that would adversely affect Seller's performance under this Agreement, the consummation of the transactions contemplated hereby, or Buyer's right to operate and issue policies in connection with the Flood Book following the Closing. (c) Upon the execution and delivery by Seller of this Agreement and the Schedule and Exhibit hereto (collectively, "Seller's Documents"), each of Seller's Documents will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar applicable legal requirements from time to time in effect relating to or affecting the enforcement of creditors' rights generally and general equitable principles. Seller has the corporate power and authority to execute and deliver this Agreement and the Seller's Documents and to perform its obligations under the Seller's Documents. The performance of Seller's obligations under the Seller's Documents will not violate the terms of any agreement or arrangement to which Seller is bound or to which the Flood Book may be bound or create any liens or rights of third parties in respect of the Flood Book. The execution, delivery and perfomance of the Seller's Documents have been duly authorized by all necessary corporate proceedings on the part of Seller. (d) Schedule 1(a) is a true and complete list of all Flood Policies written by Seller and in force as of the Closing Date, together with the corresponding annual premiums and commissions for the accounts set forth therein. (e) Seller is, and has been, in all material respects in compliance with all applicable laws relating to the Flood Book and no notices have been received by and no claims have been filed against Seller alleging a violation of any such Laws. Seller holds all permits, authorizations, licenses, certificates, accreditations or other authorizations of governmental authorities required for the issuance of the Flood Book (collectively, the "Permits").

4 (f) There are no claims for finders' fees, investing banking fees or similar obligations such as brokerage commissions in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller. (g) There are no contingent commission obligations or profit-sharing arrangements with regard to the Flood Book with any third party. (h) The representations and warranties contained in this Section shall survive for twelve (12) months following the Closing Date. 7. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows: (a) Buyer is a corporation organized and in good standing under the laws of its state of domicile. Buyer has all requisite corporate power and authority and all necessary governmental authorizations to own, lease and operate its properties, to carry on its business as now being conducted and to perform all its obligations under this Agreement. Buyer is duly qualified to do business and are in good standing in each jurisdiction where the conduct of its business requires it to be so qualified. (b) There is no suit, claim, action, proceeding, or investigation pending or threatened that would adversely affect Buyer's performance under this Agreement or the consummation of the transactions contemplated hereby. (c) There are no claims for finders' fees, investing banking fees or similar obligations such as brokerage commissions in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer. (d) The representations and warranties contained in this Section shall survive for twelve (12) months following the Closing Date. 8. Indemnification. (a) For a period of twenty-four (24) months from the Closing Date (except for fraud, any claim as to which may be brought until the expiration of any applicable statute of limitation), Seller agrees to indemnify and hold Buyer and its affiliates, subsidiaries, shareholders, officers, directors, employees, and agents (collectively, the "Buyer Indemnified Parties") harmless from and against any Adverse Consequences (as defined below) that any of the Buyer Indemnified Parties may suffer or incur resulting from, arising out of, relating to, or caused by (i) the breach of Seller's representations, warranties, obligations or covenants contained herein, (ii) Seller's ownership or operation of the Flood Book including, without limitation, any proceedings based on conduct of Seller occurring before the Closing Date or taxes assessed in respect of the Flood Book for periods ending on or prior to the Closing Date or (iii) any liabilities of Seller not expressly assumed by Buyer hereunder. Notwithstanding the foregoing, as to any claim, litigation or other proceeding ("Proceeding") pending against Seller as of the Closing Date, Seller's indemnity obligation shall continue through the final disposition of such Proceeding, either by settlement or by a final, non-appealable judgment issued by a court of competent jurisdiction. The term "Adverse Consequences" means (A) all expenses and fees, including reasonable attorneys' fees and court costs, actually incurred and associated with any complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations or injunctions, and (B) damages, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, losses and expenses. Adverse Consequences does not include any loss of future profits, revenue or income, punitive or consequential damages, or diminution in value, except to the extent actually paid to a third party.

5 (b) For a period of twenty-four (24) months from the Closing Date (except for claims of fraud, any claim as to which may be brought until the expiration of any applicable statute of limitation), Buyer agrees to indemnify and hold Seller and its parent companies, affiliates, subsidiaries, shareholders, officers, directors, employees and agents (collectively, the "Seller Indemnified Parties") harmless from and against any Adverse Consequences that any of the Seller Indemnified Parties may suffer or incur resulting from, arising out of, relating to, or caused by (i) the breach of any of Buyer's representations, warranties, obligations or covenants contained herein, or (ii) Buyer's ownership or operations related to the Renewal Rights including, without limitation, any proceedings based on conduct of Buyer occurring after the Closing Date. (c) A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party from whom indemnification is sought; provided, however, that failure to so notify the indemnifying party shall not preclude the indemnified party from any indemnification which it may claim in accordance with this Section 8. (d) In the event that any Adverse Consequences are asserted by any third party in respect of which indemnification may be sought (a "Third Party Claim"), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The failure of the indemnified party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure. The notice shall set forth in reasonable detail the facts relating to the Third Party Claim, the basis for such Third Party Claim and the amount of the Loss asserted. The indemnifying party shall have the right, at its sole expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any losses indemnified against hereunder; provided that the indemnifying party shall have acknowledged in writing to the indemnified party its unqualified obligation to indemnify the indemnified party as provided hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any losses indemnified by it hereunder, it shall within five Business Days of the indemnified party's written notice of the assertion of such Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the indemnified party of its intent to do so; provided, that the indemnifying party must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any losses indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Third Party Claim. If the indemnified party defends any Third Party Claim, then the indemnifying party shall reimburse the indemnified party for the reasonable expenses of defending such Third Party Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Third Party Claim, the indemnified party may participate, at his or its own expense, in the defense of such Third Party Claim: provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict may exist between the indemnified party and the indemnifying party that would make such separate representation advisable, or (iii) if the named parties to any action (including any impleaded parties) include both such indemnifying party and indemnified party and such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnified party which are not available to such indemnifying party; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with

6 any Third Party Claim. The Parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. Notwithstanding anything in this Section 8 to the contrary, neither the indemnifying party nor the indemnified party shall, without the written consent of the other party, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant or claimants and such party provide to such other party an unqualified release from all liability in respect of the Third Party Claim. If the indemnifying party makes any payment on any Third Party Claim, the indemnifying party shall be subrogated, to the extent of such payment, to all rights and remedies of the indemnified party to any insurance benefits or other claims of the indemnified party with respect to such Third Party Claim. (e) Notwithstanding anything to the contrary contained in this Agreement, the indemnifying party shall not have the right to control the defense of a Third Party Claim (and the indemnified party shall control such defense) to the extent that it (i) seeks an injunction or other equitable relief against the indemnified party, or (ii) involves any agent or producer of the Seller. (f) After any final decision, judgment or award shall have been rendered and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have reached a mutually binding agreement with respect to an indemnifiable claim hereunder, the indemnified party shall promptly forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall be required to pay all of the sums so due and owing to the indemnified party, subject to the Indemnification Limit defined under Section 8(g), by wire transfer of immediately available funds within five Business Days after the date of such notice. (g) The indemnifying party will not be required to indemnify the indemnified party for aggregate losses in excess of 50% of the Purchase price (the “Indemnification Limit”); however, any Adverse Consequences related to any errors & omissions claims shall not be subject to the Indemnification Limit. 9. Additional Agreements; Reasonable Efforts. The Parties agree to use their reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement (the "Contemplated Transactions"), including reasonable cooperation with the other Party. Specifically, such efforts shall include, but not be limited to, cooperation in making communications that are reasonably necessary and appropriate to refer policyholders and Agents to Buyer, and Buyer to policyholders and Agents. The Parties further agree after the Closing to use their reasonable efforts to cooperate and take such actions as are reasonably necessary in addressing any issues which may arise in the exercise and production of Flood Policy renewals. Following the Closing, the Parties will provide commercially reasonable assistance to each other with the investigation of, response to or defense of any suit, action or proceeding with a third party that relates to Flood Policies or renewals thereof. 10. Non-Competition. (a) During the Restricted Period, Seller, and any other entities controlled directly or indirectly by Seller as of the Closing Date, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of an entity, whether through ownership of voting securities, by contract, as trustee or executor, or otherwise, shall not directly solicit, quote, accept or transact or otherwise participate in any NFIP associated Flood Policy business or issuance of private flood policies, except with the prior written consent of Buyer. It is understood that Seller will issue policy quotations in due course prior to and after the Closing Date, as referenced in Section l(a) herein, which may result in Flood Policies issued by Seller which have an effective date after the Closing

7 Date, which shall not serve to violate this Section 10. Also for the Restricted Period, Seller shall not disclose or reveal to any other person, firm or corporation the list of existing accounts comprising the Flood Book or any other confidential information (whether or not such information constitutes trade secrets) concerning the Flood Book, except as required by law (in which event Seller shall give Buyer reasonable prior written notice before disclosing any such information, so that Buyer may seek a protective order). In the event of a breach of the provisions of this Section l0 by Seller, Buyer shall be entitled to seek injunctive relief as well as any other applicable remedies at law or in equity. (b) Seller hereby acknowledge that their obligations under this Agreement are reasonable in the context of the nature of the Renewal Rights and the competitive injuries likely to be sustained by Buyer if Seller were to violate such obligations. Seller further acknowledge that this Agreement is made in consideration of and is adequately supported by the agreement of Buyer to perform its obligations under this Agreement and by other consideration, which Seller acknowledge constitutes good, valuable and sufficient consideration. The Parties agree and acknowledge that the duties and obligations set forth in this Section 10 apply only to the Seller' flood related business, and do not apply to any other segment of Seller' (or any of their affiliates) business. (c) For purposes of this Section 10, “Restricted Period” shall mean five (5) years. 11. Confidentiality. Except as required by applicable law, each of the Parties agrees to maintain any non-public information of the other Party and the terms of this Agreement, including the consideration payable by Buyer, in strict confidence and shall not disclose such terms to any third party without the prior written consent of the other Party. Despite the previous sentence, each Party has the right to disclose any information required by applicable legal requirements, including the rules and regulations promulgated by the applicable securities regulators and stock exchanges. If any copy of this Agreement is required by such legal requirements to be disclosed to any securities regulator or stock exchange, the disclosing Party shall delete pricing and other confidential information to the maximum extent permitted by legal requirements or the rules of the stock exchanges, as the case may be. The provisions of this Section 11 shall not be deemed to prevent any Party from disclosing the terms of this Agreement to their accountants, counsel, or other professionals engaged by such Party, nor shall this provision prevent Seller from communicating freely with their agents and producers regarding all aspects of this transaction. 12. Notices. All notices, elections, requests, demands, and other communications required or permitted under this Agreement shall be in writing, and shall be deemed to have been delivered and received (a) when personally delivered, or (b) on the fifth (5th) Business Day after which sent by registered or certified mail, postage prepaid, return receipt requested, or (c) on the date on which transmitted by facsimile or other electronic means generating a receipt evidencing a successful transmission (provided that, on that same date, a copy of such notice is sent by registered or certified mail, postage prepaid, return receipt requested), or (d) on the next Business Day after the Business Day on which deposited with a regulated public carrier (e.g., Federal Express) for overnight delivery, freight prepaid, addressed to the Party for whom intended at the address or facsimile number set forth below or such other address or facsimile number, notice of which is given in a manner permitted by this Section 12: (d) If to Seller, to United Property & Casualty Insurance Company 800 2nd Avenue S. St. Petersburg, FL 33701 Attn: G e n e r a l C o u n s e l badler@upcinsurance.com

8 (e) If to Buyer, to Wright National Flood Insurance Company c/o Brown & Brown, Inc. 300 N. Beach Street Daytona Beach, FL 32114 Attn: General Counsel rlloyd@bbins.com 13. Counterparts: Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. This Agreement and all other agreements, documents and instruments to be delivered in connection with this Agreement and the Contemplated Transactions hereby may be executed using facsimile signatures, and such facsimile signature pages shall in all respects be binding on all Parties hereto and thereto as if such signature pages were originally delivered. Original signature pages for all such facsimile signature pages shall be delivered to the Parties hereto within two (2) business days after the Closing Date. 14. Entire Agreement: Assignment; Severability. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Parties. This Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns. If any provision or covenant, or any part thereof, of this Agreement should be held by any court to be illegal, invalid or unenforceable, either in whole or in part, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining provisions or covenants, or any part thereof, all of which shall remain in full force and effect. 15. Attorneys' Fees. The prevailing Party in any action brought to enforce the terms of this Agreement shall be entitled to an award of reasonable attorneys' fees incurred in enforcing its rights hereunder, including reasonable fees and costs incurred at the trial and appellate level. 16. Governing Law: Waiver of Jury Trial. This Agreement and any other agreement, instrument or other document in connection herewith shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to its conflicts-of-laws principles. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING RELATED TO OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT, NOTE OR INSTRUMENT CONTEMPLATED HEREIN. (Remainder of Page Intentionally Left Blank - Signature Page Follows)

9 IN WITNESS WHEREOF, the Parties have signed or caused this Account Acquisition Agreement to be signed as of the date first written above. SELLER: UNITED PROPERTY & CASUALTY INSURANCE COMPANY By: Name: B. Bradford Martz Title: Chief Financial Officer BUYER: WRIGHT NATIONAL FLOOD INSURANCE COMPANY By: Name: David B. Lotz Title: Assistant Secretary

10 Exhibit A BILL OF SALE AND ASSIGNMENT This BILL OF SALE AND ASSIGNMENT is made and effective as of June 30, 2022 (the "Effective Date"), from UNITED PROPERTY & CASUALTY INSURANCE COMPANY, a Florida corporation ("Seller"), to WRIGHT NATIONAL FLOOD INSURANCE COMPANY, a Texas corporation ("Buyer"). WHEREAS, Seller and Buyer entered into an Account Acquisition Agreement effective as of the Effective Date (the "Agreement"), pursuant to which Seller agreed to sell their interests in the Renewal Rights to its Flood Policies described in the Agreement (as so described, the "Flood Book") to Buyer; and WHEREAS, it is the purpose of Seller hereunder to sell and transfer its Renewal Rights to the Flood Book to Buyer; and WHEREAS, unless the context clearly indicates otherwise, all capitalized terms used herein shall have the meanings set forth in the Agreement; THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller do hereby grant, bargain, sell, assign, convey, transfer and deliver to Buyer all its right, title, and interest in and to the Renewal Rights, as defined in the Agreement. TO HAVE AND TO HOLD the same unto Buyer and its successors and assigns, for its and their own use, benefit and behalf forever. For the consideration aforesaid, Seller, for itself, its successors and assigns, have covenanted and by this Bill of Sale and Assignment do covenant with Buyer, its successors and assigns, that Seller, their successors and assigns, shall do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents or instruments of conveyance, transfer or assignment as shall be necessary or appropriate to vest in or confirm to Buyer, its successors and assigns, all and singular the assets hereby assigned, transferred and conveyed which Buyer, its successors and assigns reasonably require. IN WITNESS WHEREOF, Seller have caused this Bill of Sale and Assignment to be signed by their officer thereunto duly authorized as of the date first written above. SELLER: UNITED PROPERTY & CASUALTY INSURANCE COMPANY By: Name: B. Bradford Martz Title: Chief Financial Officer BUYER: WRIGHT NATIONAL FLOOD INSURANCE COMPANY By: Name: David B. Lotz Title: Assistant Secretary